Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data
Unaudited
(In millions)

	1Q16	2Q16	1Q15	2Q15	3Q15	4Q15	FY15	1Q14	2Q14	3Q14	4Q14	FY14	FY13
Net Operating Revenues — Third Party
Europe, Middle East & Africa	$1,609	$1,908	$1,706	$1,935	$1,764	$1,561	$6,966	$1,792	$2,117	$1,951	$1,714	$7,574	$7,408
Latin America	917	921	1,047	955	993	1,004	3,999	1,094	1,105	1,161	1,237	4,597	4,748
North America	1,421	1,677	1,276	1,493	1,468	1,344	5,581	1,117	1,328	1,280	1,250	4,975	5,047
Asia Pacific	1,102	1,401	1,156	1,413	1,247	891	4,707	1,210	1,550	1,421	1,076	5,257	5,372
Bottling Investments	5,251	5,571	5,486	6,335	5,900	5,164	22,885	5,330	6,424	6,120	5,585	23,459	24,125
Corporate	(18)	61	40	25	55	36	156	33	50	43	10	136	154
Consolidated	$10,282	$11,539	$10,711	$12,156	$11,427	$10,000	$44,294	$10,576	$12,574	$11,976	$10,872	$45,998	$46,854

Net Operating Revenues — Intersegment
Europe, Middle East & Africa	$141	$123	$144	$158	$169	$150	$621	$159	$184	$187	$162	$692	$689
Latin America	18	16	19	18	19	19	75	17	13	16	14	60	191
North America	943	1,032	1,041	1,158	1,112	948	4,259	944	1,155	1,151	1,046	4,296	4,168
Asia Pacific	133	159	129	188	159	69	545	105	173	154	57	489	497
Bottling Investments	41	44	45	50	48	35	178	43	51	56	42	192	195
Corporate	3	2	—	—	—	10	10	—	—	—	—	—	—
Eliminations	(1,279)	(1,376)	(1,378)	(1,572)	(1,507)	(1,231)	(5,688)	(1,268)	(1,576)	(1,564)	(1,321)	(5,729)	(5,740)
Consolidated	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net Operating Revenues — Total
Europe, Middle East & Africa	$1,750	$2,031	$1,850	$2,093	$1,933	$1,711	$7,587	$1,951	$2,301	$2,138	$1,876	$8,266	$8,097
Latin America	935	937	1,066	973	1,012	1,023	4,074	1,111	1,118	1,177	1,251	4,657	4,939
North America	2,364	2,709	2,317	2,651	2,580	2,292	9,840	2,061	2,483	2,431	2,296	9,271	9,215
Asia Pacific	1,235	1,560	1,285	1,601	1,406	960	5,252	1,315	1,723	1,575	1,133	5,746	5,869
Bottling Investments	5,292	5,615	5,531	6,385	5,948	5,199	23,063	5,373	6,475	6,176	5,627	23,651	24,320
Corporate	(15)	63	40	25	55	46	166	33	50	43	10	136	154
Eliminations	(1,279)	(1,376)	(1,378)	(1,572)	(1,507)	(1,231)	(5,688)	(1,268)	(1,576)	(1,564)	(1,321)	(5,729)	(5,740)
Consolidated	$10,282	$11,539	$10,711	$12,156	$11,427	$10,000	$44,294	$10,576	$12,574	$11,976	$10,872	$45,998	$46,854

Operating Income (Loss)
Europe, Middle East & Africa	$927	$1,056	$995	$1,111	$930	$839	$3,875	$1,022	$1,182	$1,017	$715	$3,936	$3,946
Latin America	523	512	578	525	538	528	2,169	668	633	653	362	2,316	2,908
North America	581	735	535	754	585	492	2,366	494	634	629	486	2,243	2,233
Asia Pacific	551	758	544	761	571	313	2,189	557	846	638	407	2,448	2,478
Bottling Investments	(118)	216	(10)	164	85	(115)	124	(92)	231	145	(71)	213	314
Corporate	(323)	(418)	(346)	(780)	(330)	(539)	(1,995)	(273)	(356)	(371)	(448)	(1,448)	(1,651)
Consolidated	$2,141	$2,859	$2,296	$2,535	$2,379	$1,518	$8,728	$2,376	$3,170	$2,711	$1,451	$9,708	$10,228

Income (Loss) Before Income Taxes
Europe, Middle East & Africa	$950	$1,078	$1,010	$1,130	$945	$838	$3,923	$1,039	$1,217	$1,035	$726	$4,017	$4,032
Latin America	518	520	588	526	535	515	2,164	667	636	654	362	2,319	2,920
North America	580	745	532	752	581	491	2,356	491	629	626	482	2,228	2,233
Asia Pacific	554	760	548	766	576	317	2,207	560	851	648	405	2,464	2,494
Bottling Investments	(432)	269	(46)	353	(547)	(187)	(427)	(44)	307	65	(208)	120	880
Corporate	(276)	927	(651)	834	(365)	(436)	(618)	(508)	(256)	(368)	(691)	(1,823)	(1,082)
Consolidated	$1,894	$4,299	$1,981	$4,361	$1,725	$1,538	$9,605	$2,205	$3,384	$2,660	$1,076	$9,325	$11,477

Reclassified operating segment data reflect changes in the Company's operating structure which became effective August 1, 2016.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data
Unaudited

Reclassified Operating Review:

Three Months Ended April 1, 2016
Percent Change
Europe, Middle East & Africa
Unit Case Volume	0
Sparkling Beverages	(1)
Still Beverages	4
Concentrate Sales/Reported Volume	(2)
Price/Mix	3
Currency	(4)
Acquisitions, Divestitures and Structural Items, Net	(2)
Reported Net Revenues	(5)
Organic Revenues *	1
Reported Operating Income	(7)
Comparable Currency Neutral Operating Income *	(2)
Reported Income Before Taxes	(6)
Comparable Currency Neutral Income Before Taxes *	(1)

Three Months Ended July 1, 2016
Percent Change
Europe, Middle East & Africa
Unit Case Volume	(1)
Sparkling Beverages	0
Still Beverages	(2)
Concentrate Sales/Reported Volume	0
Price/Mix	4
Currency	(3)
Acquisitions, Divestitures and Structural Items, Net	(4)
Reported Net Revenues	(3)
Organic Revenues *	4
Reported Operating Income	(5)
Comparable Currency Neutral Operating Income *	(2)
Reported Income Before Taxes	(5)
Comparable Currency Neutral Income Before Taxes *	(3)

*
Organic revenues, comparable currency neutral operating income and comparable currency neutral income before taxes are non-GAAP financial measures. Refer to the Reconciliation of GAAP and Non-GAAP Financial Measures schedule.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data
Unaudited

Reclassified Operating Review (continued):

Three Months Ended April 3, 2015
Percent Change
Europe, Middle East & Africa
Unit Case Volume	2
Sparkling Beverages	2
Still Beverages	4
Reported Net Revenues	(5)
Organic Revenues *	6
Reported Operating Income	(3)
Comparable Currency Neutral Operating Income *	3
Reported Income Before Taxes	(3)
Comparable Currency Neutral Income Before Taxes *	3

Three Months Ended July 3, 2015
Percent Change
Europe, Middle East & Africa
Unit Case Volume	2
Sparkling Beverages	1
Still Beverages	7
Reported Net Revenues	(9)
Organic Revenues *	3
Reported Operating Income	(6)
Comparable Currency Neutral Operating Income *	2
Reported Income Before Taxes	(7)
Comparable Currency Neutral Income Before Taxes *	1

Three Months Ended October 2, 2015
Percent Change
Europe, Middle East & Africa
Unit Case Volume	4
Sparkling Beverages	3
Still Beverages	8
Reported Net Revenues	(10)
Organic Revenues *	2
Reported Operating Income	(9)
Comparable Currency Neutral Operating Income *	(3)
Reported Income Before Taxes	(9)
Comparable Currency Neutral Income Before Taxes *	(3)

*
Organic revenues, comparable currency neutral operating income and comparable currency neutral income before taxes are non-GAAP financial measures. Refer to the Reconciliation of GAAP and Non-GAAP Financial Measures schedule.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data
Unaudited

Reclassified Operating Review (continued):

Three Months Ended December 31, 2015
Percent Change
Europe, Middle East & Africa
Unit Case Volume	2
Sparkling Beverages	1
Still Beverages	6
Reported Net Revenues	(9)
Organic Revenues *	1
Reported Operating Income	17
Comparable Currency Neutral Operating Income *	5
Reported Income Before Taxes	16
Comparable Currency Neutral Income Before Taxes *	3

Year Ended December 31, 2015
Percent Change
Europe, Middle East & Africa
Unit Case Volume	3
Sparkling Beverages	2
Still Beverages	6
Concentrate Sales/Reported Volume	2
Price/Mix	1
Currency	(10)
Acquisitions, Divestitures and Structural Items, Net	(1)
Reported Net Revenues	(8)
Organic Revenues *	3
Reported Operating Income	(2)
Comparable Currency Neutral Operating Income *	2
Reported Income Before Taxes	(2)
Comparable Currency Neutral Income Before Taxes *	1

*
Organic revenues, comparable currency neutral operating income and comparable currency neutral income before taxes are non-GAAP financial measures. Refer to the Reconciliation of GAAP and Non-GAAP Financial Measures schedule.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data
Unaudited

Reclassified Operating Review (continued):

Year Ended December 31, 2014
Percent Change
Europe, Middle East & Africa
Unit Case Volume	1
Sparkling Beverages	0
Still Beverages	5
Concentrate Sales/Reported Volume	1
Price/Mix	3
Currency	(2)
Acquisitions, Divestitures and Structural Items, Net	0
Reported Net Revenues	2
Organic Revenues *	4
Reported Operating Income	0
Comparable Currency Neutral Operating Income *	4
Reported Income Before Taxes	0
Comparable Currency Neutral Income Before Taxes *	4

*
Organic revenues, comparable currency neutral operating income and comparable currency neutral income before taxes are non-GAAP financial measures. Refer to the Reconciliation of GAAP and Non-GAAP Financial Measures schedule.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Reclassified Operating Segment Data
Unaudited

The Company reports its financial results in accordance with accounting principles generally accepted in the United States ("GAAP" or referred to herein as "reported"). However, management uses non-GAAP financial measures in making financial, operating, compensation and planning decisions and in evaluating the Company's performance. Management believes that certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. Our non-GAAP financial information does not represent a comprehensive basis of accounting.

ITEMS IMPACTING COMPARABILITY
The following information is provided to give qualitative and quantitative information related to items impacting comparability for the Europe, Middle East and Africa operating segment. Items impacting comparability are not defined terms within GAAP. Therefore, our non-GAAP financial information may not be comparable to similarly titled measures reported by other companies. We determine which items to consider as "items impacting comparability" based on how management views our business; makes financial, operating, compensation and planning decisions; and evaluates the Company's ongoing performance. Items such as charges, gains and accounting changes which are viewed by management as impacting only the current period or the comparable period, but not both, or as pertaining to different and unrelated underlying activities or events across comparable periods, are generally considered "items impacting comparability". In addition, we provide the impact that changes in foreign currency exchange rates had on our financial results ("currency neutral") defined below.

Productivity and Reinvestment
During the periods presented, the Company incurred costs related to our productivity and reinvestment initiatives. These initiatives are focused on four key areas: restructuring the Company's global supply chain; implementing zero-based work, an evolution of zero-based budget principles across the organization; streamlining and simplifying the Company's operating model; and further driving increased discipline and efficiency in direct marketing investments.

CURRENCY NEUTRAL
Management evaluates the operating performance of our Company and our international subsidiaries on a currency neutral basis. We determine our currency neutral operating results by dividing or multiplying, as appropriate, our current period actual U.S. dollar operating results, normalizing for certain structural items in hyperinflationary economies, by the current period actual exchange rates (that include the impact of current period currency hedging activities), to derive our current period local currency operating results. We then multiply or divide, as appropriate, the derived current period local currency operating results by the foreign currency exchange rates (that also include the impact of the comparable prior period currency hedging activities) used to translate the Company's financial statements in the comparable prior year period to determine what the current period U.S. dollar operating results would have been if the foreign currency exchange rates had not changed from the comparable prior year period.

ORGANIC REVENUES
Organic revenues is a non-GAAP financial measure that excludes or has otherwise been adjusted for the impact of changes in foreign currency exchange rates and acquisitions, divestitures and structural items, as applicable. The adjustments related to acquisitions, divestitures and structural items for the periods presented consisted of the structural changes discussed below.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Reclassified Operating Segment Data
Unaudited

STRUCTURAL CHANGES
Structural changes generally refer to acquisitions or dispositions of bottling, distribution or canning operations and consolidation or deconsolidation of bottling and distribution entities for accounting purposes. In 2016, the Company deconsolidated our German bottling operations as a result of their being merged to create Coca-Cola European Partners plc ("CCEP"). As a result of the merger transaction, the Company now owns an equity method investment in CCEP. Accordingly, the impact of the deconsolidation and new equity method investment has been included as a structural change (a component of acquisitions and divestitures) in our analysis of net operating revenues for our Europe, Middle East and Africa operating segment. In 2015, the Company sold its global energy drink business to Monster Beverage Corporation ("Monster"); acquired Monster's non-energy drink business; amended its current distribution coordination agreements with Monster to expand into additional territories; and acquired a South African bottler. Accordingly, the impact of these activities have been included as structural items in our analysis of the impact of these changes on certain line items in our condensed consolidated statements of income for our Europe, Middle East and Africa operating segment.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Reclassified Net Operating Revenues by Segment:

	Europe, Middle East & Africa
	Three Months Ended April 1, 2016	Three Months Ended July 1, 2016
Reported (GAAP)	$1,750	$2,031
Items Impacting Comparability:
Other Items	—	—
After Considering Items (Non-GAAP)	$1,750	$2,031

	Europe, Middle East & Africa
	Three Months Ended April 3, 2015	Three Months Ended July 3, 2015
Reported (GAAP)	$1,850	$2,093
Items Impacting Comparability:
Other Items	—	—
After Considering Items (Non-GAAP)	$1,850	$2,093

	Europe, Middle East & Africa
% Change — Reported (GAAP)	(5)	(3)
% Currency Impact	(4)	(3)
% Change — Currency Neutral Reported	(1)	0
% Acquisitions, Divestitures and Structural Items	(2)	(4)
% Change — Organic Revenues (Non-GAAP)	1	4

% Change — After Considering Items (Non-GAAP)	(5)	(3)
% Currency Impact After Considering Items (Non-GAAP)	(4)	(3)
% Change — Currency Neutral After Considering Items (Non-GAAP)	(1)	0
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Reclassified Net Operating Revenues by Segment:

	Europe, Middle East & Africa
	Three Months Ended April 3, 2015	Three Months Ended July 3, 2015	Three Months Ended October 2, 2015	Three Months Ended December 31, 2015	Year Ended December 31, 2015
Reported (GAAP)	$1,850	$2,093	$1,933	$1,711	$7,587
Items Impacting Comparability:
Other Items	—	—	—	—	—
After Considering Items (Non-GAAP)	$1,850	$2,093	$1,933	$1,711	$7,587

	Europe, Middle East & Africa
	Three Months Ended March 28, 2014	Three Months Ended June 27, 2014	Three Months Ended September 26, 2014	Three Months Ended December 31, 2014	Year Ended December 31, 2014
Reported (GAAP)	$1,951	$2,301	$2,138	$1,876	$8,266
Items Impacting Comparability:
Other Items	—	—	—	—	—
After Considering Items (Non-GAAP)	$1,951	$2,301	$2,138	$1,876	$8,266

	Europe, Middle East & Africa
% Change — Reported (GAAP)	(5)	(9)	(10)	(9)	(8)
% Currency Impact	(11)	(12)	(11)	(9)	(10)
% Change — Currency Neutral Reported	6	2	1	0	2
% Acquisitions, Divestitures and Structural Items	0	0	(1)	(1)	(1)
% Change — Organic Revenues (Non-GAAP)	6	3	2	1	3

% Change — After Considering Items (Non-GAAP)	(5)	(9)	(10)	(9)	(8)
% Currency Impact After Considering Items (Non-GAAP)	(11)	(12)	(11)	(9)	(10)
% Change — Currency Neutral After Considering Items (Non-GAAP)	6	2	1	0	2
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Reclassified Net Operating Revenues by Segment:

Europe, Middle East & Africa
Year Ended December 31, 2014
Reported (GAAP)	$8,266
Items Impacting Comparability:
Other Items	—
After Considering Items (Non-GAAP)	$8,266

Europe, Middle East & Africa
Year Ended December 31, 2013
Reported (GAAP)	$8,097
Items Impacting Comparability:
Other Items	—
After Considering Items (Non-GAAP)	$8,097

Europe, Middle East & Africa
% Change — Reported (GAAP)	2
% Currency Impact	(2)
% Change — Currency Neutral Reported	4
% Acquisitions, Divestitures and Structural Items	0
% Change — Organic Revenues (Non-GAAP)	4

% Change — After Considering Items (Non-GAAP)	2
% Currency Impact After Considering Items (Non-GAAP)	(2)
% Change — Currency Neutral After Considering Items (Non-GAAP)	4
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Reclassified Operating Income (Loss) by Segment:

	Europe, Middle East & Africa
	Three Months Ended April 1, 2016	Three Months Ended July 1, 2016
Reported (GAAP)	$927	$1,056
Items Impacting Comparability:
Productivity & Reinvestment[1]	3	1
Equity Investees	—	—
Other Items	—	—
After Considering Items (Non-GAAP)	$930	$1,057

	Europe, Middle East & Africa
	Three Months Ended April 3, 2015	Three Months Ended July 3, 2015
Reported (GAAP)	$995	$1,111
Items Impacting Comparability:
Productivity & Reinvestment[2]	1	3
Equity Investees	—	—
Other Items	—	—
After Considering Items (Non-GAAP)	$996	$1,114

	Europe, Middle East & Africa
% Change — Reported (GAAP)	(7)	(5)
% Currency Impact	(4)	(3)
% Change — Currency Neutral Reported	(2)	(2)

% Change — After Considering Items (Non-GAAP)	(7)	(5)
% Currency Impact After Considering Items (Non-GAAP)	(4)	(3)
% Change — Currency Neutral After Considering Items (Non-GAAP)	(2)	(2)
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

[1]
During the three months ended April 1, 2016 and July 1, 2016, the Company recorded charges of $3 million and $1 million, respectively, in the Europe, Middle East & Africa operating segment related to our productivity and reinvestment program.

[2]
During the three months ended April 3, 2015 and July 3, 2015, the Company recorded charges of $1 million and $3 million, respectively, in the Europe, Middle East & Africa operating segment related to our productivity and reinvestment program.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Reclassified Operating Income (Loss) by Segment:

	Europe, Middle East & Africa
	Three Months Ended April 3, 2015	Three Months Ended July 3, 2015	Three Months Ended October 2, 2015	Three Months Ended December 31, 2015	Year Ended December 31, 2015
Reported (GAAP)	$995	$1,111	$930	$839	$3,875
Items Impacting Comparability:
Productivity & Reinvestment[1]	1	3	(1)	(12)	(9)
Equity Investees	—	—	—	—	—
Other Items	—	—	—	—	—
After Considering Items (Non-GAAP)	$996	$1,114	$929	$827	$3,866

	Europe, Middle East & Africa
	Three Months Ended March 28, 2014	Three Months Ended June 27, 2014	Three Months Ended September 26, 2014	Three Months Ended December 31, 2014	Year Ended December 31, 2014
Reported (GAAP)	$1,022	$1,182	$1,017	$715	$3,936
Items Impacting Comparability:
Productivity & Reinvestment[2]	—	—	3	134	137
Equity Investees	—	—	—	—	—
Other Items	—	—	—	—	—
After Considering Items (Non-GAAP)	$1,022	$1,182	$1,020	$849	$4,073

	Europe, Middle East & Africa
% Change — Reported (GAAP)	(3)	(6)	(9)	17	(2)
% Currency Impact	(6)	(8)	(6)	(8)	(7)
% Change — Currency Neutral Reported	3	2	(3)	26	5

% Change — After Considering Items (Non-GAAP)	(3)	(6)	(9)	(2)	(5)
% Currency Impact After Considering Items (Non-GAAP)	(6)	(8)	(6)	(7)	(7)
% Change — Currency Neutral After Considering Items (Non-GAAP)	3	2	(3)	5	2
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

[1]
During the three months ended April 3, 2015, July 3, 2015, October 2, 2015 and December 31, 2015, the Company recorded charges of $1 million and $3 million and gains of $1 million and $12 million, respectively, in the Europe, Middle East & Africa operating segment related to our productivity and reinvestment program. During the year ended December 31, 2015, the Company recorded a gain of $9 million in the Europe, Middle East & Africa operating segment related to our productivity and reinvestment program.

[2]
During the three months ended September 26, 2014 and December 31, 2014, the Company recorded charges of $3 million and $134 million, respectively, in the Europe, Middle East & Africa operating segment related to our productivity and reinvestment program. During the year ended December 31, 2014, the Company recorded a charge of $137 million in the Europe, Middle East & Africa operating segment related to our productivity and reinvestment program.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Reclassified Operating Income (Loss) by Segment:

Europe, Middle East & Africa
Year Ended December 31, 2014
Reported (GAAP)	$3,936
Items Impacting Comparability:
Productivity & Reinvestment[1]	137
Equity Investees	—
Other Items	—
After Considering Items (Non-GAAP)	$4,073

Europe, Middle East & Africa
Year Ended December 31, 2013
Reported (GAAP)	$3,946
Items Impacting Comparability:
Productivity & Reinvestment[1]	59
Equity Investees	—
Other Items	—
After Considering Items (Non-GAAP)	$4,005

Europe, Middle East & Africa
% Change — Reported (GAAP)	0
% Currency Impact	(2)
% Change — Currency Neutral Reported	2

% Change — After Considering Items (Non-GAAP)	2
% Currency Impact After Considering Items (Non-GAAP)	(2)
% Change — Currency Neutral After Considering Items (Non-GAAP)	4
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

[1]
During the years ended December 31, 2014 and December 31, 2013, the Company recorded charges of $137 million and $59 million, respectively, in the Europe, Middle East & Africa operating segment related to our productivity and reinvestment program.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Reclassified Income (Loss) Before Income Taxes by Segment:

	Europe, Middle East & Africa
	Three Months Ended April 1, 2016	Three Months Ended July 1, 2016
Reported (GAAP)	$950	$1,078
Items Impacting Comparability:
Productivity & Reinvestment[1]	3	1
Equity Investees	—	—
Other Items	—	—
After Considering Items (Non-GAAP)	$953	$1,079

	Europe, Middle East & Africa
	Three Months Ended April 3, 2015	Three Months Ended July 3, 2015
Reported (GAAP)	$1,010	$1,130
Items Impacting Comparability:
Productivity & Reinvestment[2]	1	3
Equity Investees[3]	1	5
Other Items	—	—
After Considering Items (Non-GAAP)	$1,012	$1,138

	Europe, Middle East & Africa
% Change — Reported (GAAP)	(6)	(5)
% Currency Impact	(4)	(3)
% Change — Currency Neutral Reported	(1)	(2)

% Change — After Considering Items (Non-GAAP)	(6)	(5)
% Currency Impact After Considering Items (Non-GAAP)	(4)	(3)
% Change — Currency Neutral After Considering Items (Non-GAAP)	(1)	(3)
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

[1]
During the three months ended April 1, 2016 and July 1, 2016, the Company recorded charges of $3 million and $1 million, respectively, in the Europe, Middle East & Africa operating segment related to our productivity and reinvestment program.

[2]
During the three months ended April 3, 2015 and July 3, 2015, the Company recorded charges of $1 million and $3 million, respectively, in the Europe, Middle East & Africa operating segment related to our productivity and reinvestment program.

[3]
During the three months ended April 3, 2015 and July 3, 2015, the Company recorded net charges of $1 million and $5 million, respectively, in the Europe, Middle East & Africa operating segment. These amounts represent the Company's proportionate share of unusual or infrequent items recorded by certain of our equity method investees.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Reclassified Income (Loss) Before Taxes by Segment:

	Europe, Middle East & Africa
	Three Months Ended April 3, 2015	Three Months Ended July 3, 2015	Three Months Ended October 2, 2015	Three Months Ended December 31, 2015	Year Ended December 31, 2015
Reported (GAAP)	$1,010	$1,130	$945	$838	$3,923
Items Impacting Comparability:
Productivity & Reinvestment[1]	1	3	(1)	(12)	(9)
Equity Investees[2]	1	5	(3)	1	4
Other Items	—	—	—	—	—
After Considering Items (Non-GAAP)	$1,012	$1,138	$941	$827	$3,918

	Europe, Middle East & Africa
	Three Months Ended March 28, 2014	Three Months Ended June 27, 2014	Three Months Ended September 26, 2014	Three Months Ended December 31, 2014	Year Ended December 31, 2014
Reported (GAAP)	$1,039	$1,217	$1,035	$726	$4,017
Items Impacting Comparability:
Productivity & Reinvestment[3]	—	—	3	134	137
Equity Investees[4]	—	—	—	2	2
Other Items	—	—	—	—	—
After Considering Items (Non-GAAP)	$1,039	$1,217	$1,038	$862	$4,156

	Europe, Middle East & Africa
% Change — Reported (GAAP)	(3)	(7)	(9)	16	(2)
% Currency Impact	(6)	(8)	(6)	(8)	(7)
% Change — Currency Neutral Reported	3	0	(3)	24	5

% Change — After Considering Items (Non-GAAP)	(3)	(7)	(9)	(4)	(6)
% Currency Impact After Considering Items (Non-GAAP)	(6)	(8)	(6)	(7)	(7)
% Change — Currency Neutral After Considering Items (Non-GAAP)	3	1	(3)	3	1
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

[1]
During the three months ended April 3, 2015, July 3, 2015, October 2, 2015 and December 31, 2015, the Company recorded charges of $1 million and $3 million and gains of $1 million and $12 million, respectively, in the Europe, Middle East & Africa operating segment related to our productivity and reinvestment program. During the year ended December 31, 2015, the Company recorded a gain of $9 million in the Europe, Middle East & Africa operating segment related to our productivity and reinvestment program.

[2]
During the three months ended April 3, 2015, July 3, 2015, October 2, 2015 and December 31, 2015, the Company recorded net charges of $1 million and $5 million, a net gain of $3 million, and a net charge of $1 million, respectively, in the Europe, Middle East & Africa operating segment. During the year ended December 31, 2015, the Company recorded a net charge of $4 million in the Europe, Middle East & Africa operating segment. These amounts represent the Company's proportionate share of unusual or infrequent items recorded by certain of our equity method investees.

[3]
During the three months ended September 26, 2014 and December 31, 2014, the Company recorded charges of $3 million and $134 million, respectively, in the Europe, Middle East & Africa operating segment related to our productivity and reinvestment program. During the year ended December 31, 2014, the Company recorded a charge of $137 million in the Europe, Middle East & Africa operating segment related to our productivity and reinvestment program.

[4]
During the three months and year ended December 31, 2014, the Company recorded a net charge of $2 million in the Europe, Middle East & Africa operating segment. This amount represents the Company's proportionate share of unusual or infrequent items recorded by certain of our equity method investees.

Exhibit 99.1

The Coca-Cola Company and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In millions)

Reclassified Income (Loss) Before Income Taxes by Segment:

Europe, Middle East & Africa
Year Ended December 31, 2014
Reported (GAAP)	$4,017
Items Impacting Comparability:
Productivity & Reinvestment[1]	137
Equity Investees[2]	2
Other Items	—
After Considering Items (Non-GAAP)	$4,156

Europe, Middle East & Africa
Year Ended December 31, 2013
Reported (GAAP)	$4,032
Items Impacting Comparability:
Productivity & Reinvestment[1]	59
Equity Investees	—
Other Items	—
After Considering Items (Non-GAAP)	$4,091

Europe, Middle East & Africa
% Change — Reported (GAAP)	0
% Currency Impact	(2)
% Change — Currency Neutral Reported	2

% Change — After Considering Items (Non-GAAP)	2
% Currency Impact After Considering Items (Non-GAAP)	(2)
% Change — Currency Neutral After Considering Items (Non-GAAP)	4

Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

[1]
During the years ended December 31, 2014 and December 31, 2013, the Company recorded charges of $137 million and $59 million, respectively, in the Europe, Middle East & Africa operating segment related to our productivity and reinvestment program.

[2]
During the year ended December 31, 2014, the Company recorded a net charge of $2 million in the Europe, Middle East & Africa operating segment. This amount represents the Company's proportionate share of unusual or infrequent items recorded by certain of our equity method investees.